UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 19, 2018

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Quotient Technology Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Logue Avenue Mountain View, California 94043
(Address of principal executive offices) (Zip code)

(650) 605-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⊠

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

c) Appointment of Certain Officers

On November 19, 2018 (“Appointment Date”), the board of directors (the “Board”) of Quotient Technology Inc. (the “Company”) appointed Mr. Chad Summe, 38, as Chief Operating Officer of the Company.  Prior to his appointment as Chief Operating Officer, Mr. Summe served as Senior Vice President & General Manager, Brands and Retail at the Company, leading sales and overseeing the company’s brand and retail partnerships since January 2018. He joined the Company in 2012 and served in a series of increasingly responsible positions in sales for the Company. Mr. Summe served as the Company’s Vice President of the Central Division from October 2015 to October 2016 and Vice President and General Manager of US Sales from November 2016 to December 2017. Mr. Summe spearheaded the Company’s expansion in Cincinnati.  Mr. Summe holds a B.S. in Economics (with Honors) from the United States Naval Academy and an M.B.A. from Duke University’s Fuqua School of Business.

There have been no changes to Mr. Summe’s compensation in connection with this promotion.

Mr. Summe will enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on February 14, 2014 and which exhibit is incorporated by reference herein.

There are no family relationships between Mr. Summe and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

d) Election of new directors

On November 19, 2018, the Board appointed the Honorable Robert A. McDonald to serve as a member of the Board effective immediately. The Board expanded its size to nine members and appointed Mr. McDonald to fill the newly created seat.  Mr. McDonald will serve as a Class II director, with a term expiring at the Company’s 2019 annual meeting of stockholders.  The Board has determined that Mr. McDonald is an independent director under the applicable requirements of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended.

Since January 2017, Mr. McDonald has served as director of companies and organizations, private and public, non-profit and for-profit.  Mr. McDonald served as the eighth Secretary of Veterans Affairs from July 2014 until January 2017.  Mr. McDonald was Chairman, President, and Chief Executive Officer of the Procter & Gamble Company from 2010 until June 2013. Mr. McDonald joined Procter & Gamble in 1980 and served in a series of increasingly responsible positions for that company. He was named Procter & Gamble’s Vice Chairman, Global Operations in 2004; Chief Operating Officer in 2007; President and Chief Executive Officer in 2009; and Chairman of the Board in 2010.  From 2005 to July 2014 Mr. McDonald served on the board of directors of Xerox Corporation, a provider of document management solutions, and from January 2014 to July 2014, Mr. McDonald served on the board of directors of United States Steel Corporation, a publicly-traded integrated steel producer. Mr. McDonald graduated from the United States Military Academy at West Point in 1975. He earned his MBA from the University of Utah in 1978. Mr. McDonald was selected to serve on the Board because of his deep industry experience, public company experience, executive leadership expertise and extensive knowledge of operational matters.

In connection with his service as a director and consistent with the Company’s director compensation policy (the “Director Compensation Policy”) in effect on the date of his appointment, Mr. McDonald will receive the Company’s standard non-employee director cash and equity compensation, including an initial award of restricted stock units with the number of restricted stock units equal to $250,000 divided by the closing price of the Company’s stock on the date of grant.  Starting on the date of the Company’s 2019 annual meeting of stockholders and subject to his continued service on the date of grant, Mr. McDonald will also receive an annual equity award consistent with the terms of the Director Compensation Policy, as then in effect.  Mr. McDonald will receive a $37,500 annual retainer for his service as a director, to be paid in quarterly installments for the immediately preceding fiscal quarter and pro-rated for the first fiscal quarter during which he serves as a director based on the number of days served after the effective date of his appointment.

In connection with his appointment, Mr. McDonald and the Company will enter into the Company’s standard form of director indemnity agreement (the “Indemnity Agreement”). In addition to the indemnification required in the Company’s amended and restated certificate of incorporation and amended and restated bylaws, the Indemnity Agreement generally provides for the indemnification of Mr. McDonald for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against him by reason of the fact that he is or was serving in such capacity, to the extent indemnifiable under the law. The foregoing description is qualified in its entirety by the full text of the form of Indemnity Agreement, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on February 14, 2014 and which exhibit is incorporated by reference herein.

There are no arrangements or understandings between Mr. McDonald and any other persons pursuant to which Mr. McDonald was elected as a director. In addition, Mr. McDonald has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.

On November 26, 2018, the Company issued a press release regarding the appointment of Mr. McDonald. The press release is furnished herewith as Exhibit 99.1.

Item 8.01.	Other Events.

On November 19, 2018 the Board appointed Mr. Jason Young, 49, as Chief Marketing & Media Officer of the Company.  Prior to his appointment as Chief Marketing Officer, Jason Young served as Senior Vice President of Media and General Manager of the Company’s Crisp Mobile business. Mr. Young joined the Company as part of the Company’s acquisition of Crisp Mobile in 2017. Mr. Young was CEO of Crisp Mobile from 2011 until the acquisition. He was previously CEO and founder of Smart Device Media, a premium mobile ad network company that was acquired by Crisp Mobile in December 2011. Previously, Mr. Young served as CEO at Ziff Davis from 2007 to 2010 culminating 20 years of service at Ziff. Mr. Young has more than 20 years of digital advertising experience. Mr. Young holds a B.A. in English from Tufts University.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Quotient Technology Inc. on November 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quotient Technology Inc.

	By:	/s/ Connie Chen
Connie Chen
General Counsel, Compliance Officer &
Date: November 26, 2018		Secretary